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                                                                    EXHIBIT 10.8

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement ("Agreement") is made as of February 28, 1996 and effective March 8, 1996, by and among MORAMERICA CAPITAL CORPORATION, FIRST NEW ENGLAND CAPITAL LIMITED PARTNERSHIP and NORTH DAKOTA SMALL BUSINESS INVESTMENT COMPANY, A NORTH DAKOTA LIMITED PARTNERSHIP (collectively, the "Investors") and CENTRUM INDUSTRIES, INC. (the "Company").

     In consideration of the mutual covenants hereinafter set forth the Company and the Investors agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms have the following meanings:

        "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "Common Stock" shall have the meaning ascribed to it in the Notes and warrants.

        "Holder" shall mean a holder of a Warrant and/or a Note so long as such holder continues to hold the Warrant, Note or any Registrable Securities, and subject to Section 9 hereof, any other holder of any Warrant, Note or Registrable Securities as hereinafter defined.

        "Note" or "Notes" shall mean the Company's 11% Convertible Subordinated Notes in the aggregate principal amount of $2,500,000 issued pursuant to the Purchase Agreement.

        "Purchase Agreement" shall mean the Note and Warrant Purchase Agreement of even date herewith providing for the sale by the Company to the Investors of the Notes and Warrants.

     The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable upon exercise of a Warrant, (ii) shares of Common Stock issued or issuable upon conversion of any portion of the Notes and (iii) any Common Stock issued in respect of such securities upon any stock split, stock dividend, recapitalization or similar event.

     "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursement of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company and expenses of regular annual and periodic audits, which shall be paid in any event by the Company) and the expenses associated with the Company's obligations under Section 4 hereof.


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        "Restricted Securities" shall refer collectively to the securities of the Company required to bear a legend under applicable securities laws.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of one counsel for the Holders.

        "Warrant" or "Warrants" shall mean any Common Stock Warrant, and any other warrant of any series or designation, for shares of Common Stock, issued and sold pursuant to the Purchase Agreement.

     2. Piggyback Registration Rights

           (a) If the Company shall determine to register any of its securities either for its own account or the account of any security holder or holders (other than a Holder), other than a registration relating solely to employee benefit plans or pursuant to a registration statement on Form S-4 or the then equivalent of such form, the Company will:

           (i) Promptly give to all Holders written notice thereof; and

          (ii) Except as set forth in Section 2(b), include in such registration (and any related qualification under state blue sky laws and other compliance filings, and in any underwriting involved therein), all the Registrable Securities specified in a written request or requests, given by each Holder within fifteen (15) days after the written notice from the Company is given.

           (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each Holder as part of the written notice given pursuant to
      Section 2(a)(i). In such event the right of each Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. Each such Holder, together with the Company and the other persons distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected or approved for underwriting by the Company. Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of each Holder's Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all persons requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: before any Holder shall be entitled to include Registrable Securities in the registration, there shall first be included in such registration (i) the number of securities


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      which the Company proposed to offer and sell for its own account, and
      (ii) securities with respect to which the holders have requested inclusion pursuant to any and all registration rights which have been granted by the Company prior to the date hereof, and then, to the extent permitted by the underwriter, there shall be included in such registration that number of securities which persons having registration rights on parity with the Holders shall have requested to be included in such registration, with any limitation on the number of securities so included to be imposed pro rata on all Holders and all other persons to the extent they request inclusion therein. If any Holder or any officer, director or other security holder requesting registration disapproves of the term of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      3. Expenses of Registration. All Registration Expenses incurred on behalf of each Holder in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by each Holder and all other holders of the securities so registered pro rata on the basis of the number of their shares so registered.

      4. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will advise each Holder in writing as to the initiation of each registration and as to the completion thereof. The Company will:

         (a) Keep such registration effective for a period of ninety (90) days or until each Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs.

         (b) Furnish such number of prospectuses and other documents incident thereto as each Holder from time to time may reasonably request.

         (c) Register or qualify the Registrable Securities covered by such registration under such other securities or blue sky laws of such jurisdiction (subject to the approval of any managing underwriter involved) as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify or consent to general service of process in any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

         (d) Notify each Holder promptly after the Company shall receive notice or have knowledge that any registration statement, supplement or amendment has become effective, any registration statement is required to be amended or supplemented, any stop order has been issued, of the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of a proceeding for that purpose, or of the happening of any event as a result of which, the prospectus included in such registration statement as then in effect, includes an untrue statement of a material fact or omits to



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      state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         (e) Make every reasonable effort to obtain at the earliest possible moment the withdrawal of any order suspending the effectiveness of a registration statement or suspending the qualification of any of the Registrable Securities for sale in any jurisdiction.

         (f) Promptly prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of a prospectus as may be necessary so that such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

         (g) Include the Registrable Securities for listing on any national securities exchange on which the Company's Common Stock is listed.

         (h) Make available for inspection by a representative of each Holder, any underwriters participating in any disposition pursuant hereto, and any attorney or accountant retained by such Holders or such underwriters, upon reasonable notice during normal business hours all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided that any such records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order.

         (i) Make generally available to its securities holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     5.  Indemnification

         (a) In the event of the registration of any Holder's Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each such Holder, each underwriter, if any, of such shares, and each other person, if any, who controls each such Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such Holder, the underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein (as such may be amended or supplemented), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each such underwriter, and each such controlling person for


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      any legal or any other expenses reasonably incurred by such Holder, such underwriter or controlling person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary prospectus, or such final prospectus (as such may be amended or supplemented) in reliance upon and in conformity with, written information furnished to the Company by the Holder, the underwriter or controlling person specifically for use in preparation thereof.

         (b) In the event of the registration by the Company of any Holder's Registrable Securities, such Holder will indemnify and hold harmless the Company, each underwriter and each person who controls the Company or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein, or amendment or supplement thereto, or arises out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with, written information furnished to the Company by such Holder specifically for use in connection with the preparation thereof; and will reimburse the Company, each such controlling person and each such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

         (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any indemnified Party to give notice as provided herein shall no relieve the Indemnifying Party of its obligations under this Section 5. No indemnifying Party, in the defense of any such claim of litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Party of a release from all liability in respect to such claim or litigation.



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     6.    Information by Holder.  Each Holder shall furnish in writing to the
Company such information regarding such Holder as the Company may reasonably
request and as shall be     reasonably required in connection with any
registration, qualification or compliance referred to in this Agreement.

     7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

           (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the registration under the Securities Act filed by the Company for an offering of its securities to the general public;

           (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") at any time during which it is subject to such reporting requirements; and

           (c) So long as any Holders own any Restricted Securities, furnish to each requesting Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time during which it is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of an) rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     8. Transfer of Registration Rights. The right to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by any Holder to a transferee or assignee, provided (i) the Company is, within a reasonable time after such transfer furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (ii) the transferee or assignee agrees in writing to be bound by the provisions of this Agreement.

     9. "Market Stand-Off" Agreement. Each Holder agrees, if requested by the Company and the underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by him during such period of time as may be required by the underwriter (but no more than one hundred eighty (180) days) following the effective date of any registration statement of the Company filed under the Securities Act with respect to any underwritten public offering of securities by the Company, provided that the Company's officers and directors and a majority of other holders of securities of the Company shall also enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of said one hundred eighty (180) day period.


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     10. Termination of Registration Rights.  The right to cause the Company to register securities granted by the Company under this Agreement shall terminate with respect to any Holder at such time as all of the Registrable Securities of such Holder can be sold (in a single transaction) in accordance with Rule 144.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                                               CENTRUM INDUSTRIES, INC.



                                               By:  /s/ George H. Wells
                                                    -------------------
                                                    Title:
                                                    (Duly Authorized)


The foregoing Agreement is hereby agreed to as of the date thereof.




FIRST NEW ENGLAND CAPITAL            MORAMERICA CAPITAL
LIMITED PARTNERSHIP                  CORPORATION

By:   FINEC Corp.,                   By: InvestAmerica Investment Advisors, Inc.
      Its general partner                 Its Investment Advisor



      By  /s/ Richard C. Klaffky        By:  /s/ David Schroder
          ------------------------           -------------------------
              Richard Klaffky                David Schroder
              Title:  President              Title:  President
              (Duly Authorized)              (Duly Authorized)



NORTH DAKOTA SMALL BUSINESS
INVESTMENT COMPANY, A NORTH
DAKOTA LIMITED PARTNERSHIP

By:   InvestAmerica, N.D. Management, Inc.
      Its Investment Advisor


      By:  /s/ David Schroder
           --------------------------------------
               David Schroder
               Title:  President
               (Duly Authorized)





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